                                  EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                      OF QUARTERLY REPORT ON FORM 10 - QSB
                                OF VISIJET, INC.
                      FOR THE QUARTER ENDED MARCH 31, 2004


     The undersigned is the Chief Executive Officer of VisiJet, Inc. (the "Company"). This certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This certification accompanies the Quarterly Report on Form 10-QSB of the Company for the quarter ended March 31, 2004.


I, Randal A. Bailey certify that the Quarterly Report on Form 10-QSB for the period ended March 31, 2004, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

               This certification is executed as of May 17, 2004,


/s/ Randal A. Bailey
--------------------
Randal A. Bailey, Chief Executive Officer